UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 9, 2008
PALL CORPORATION
(Exact name of registrant as specified in its charter)

New York	001- 04311	11-1541330
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)

2200 Northern Boulevard, East Hills, NY	11548
(Address of principal executive offices)	(Zip Code)
(516) 484-5400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.
     On December 9, 2008, Pall Corporation (the “Registrant”) released its results of operations for its first quarter ended October 31, 2008. A copy of the press release issued by the Registrant is furnished herewith as Exhibit 99 to this report.
ITEM 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
     99 Press Release, dated December 9, 2008 (furnished pursuant to Item 2.02).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pall Corporation

/s/ FRANCIS MOSCHELLA
December 10, 2008	Francis Moschella
Vice President — Corporate Controller
Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99	Press Release, dated December 9, 2008 (furnished pursuant to Item 2.02).

4